UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2011

INFINERA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33486	77-0560433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Infinera Corporation (the "Company") was held on May 18, 2011. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1 - Election to the Board of Directors of Three Class I Directors

The individuals listed below were elected at the Annual Meeting to serve on the Company's Board of Directors (the "Board") for a three-year term expiring at the 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.
Name	For	Against	Withheld	Non-Votes
Thomas J. Fallon	47,710,652	0	1,659,037	36,012,217
Kambiz Y. Hooshmand	47,691,058	0	1,678,631	36,012,217
Philip J. Koen	47,645,781	0	1,723,908	36,012,217

In addition, Kenneth A. Goldman, Dan Maydan, Ph.D., Paul J. Milbury, Carl Redfield and David F. Welch, Ph.D. will continue to serve as members of the Company's Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.

Proposal 2 - Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011

Proposal 2 was a management proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2011, as described in the proxy materials. This proposal was approved.
For	Against	Abstain	Non-Votes
84,393,230	513,794	474,882	N/A

Proposal 3 - An Advisory Vote on our Executive Compensation

Proposal 3 was a management proposal to hold an advisory vote on whether our stockholders approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy materials. This proposal was approved.
For	Against	Abstain	Non-Votes
47,200,780	928,015	1,240,894	36,012,217

Proposal 4 - An Advisory Vote on the Frequency of Stockholder Advisory Votes on our Executive Compensation

Proposal 4 was a management proposal to hold an advisory vote on the frequency of the advisory vote on our executive compensation, as described in the proxy materials.
1 Year	2 Years	3 Years	Abstain	Non-Votes
42,435,043	620,168	5,127,686	1,186,792	36,012,217

Based on these results, and consistent with the Board's recommendation for an annual advisory vote on our executive compensation, the Board has determined that the Company will hold an advisory vote on our executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

By: /s/ MICHAEL O. MCCARTHY III

Michael O. McCarthy III

Chief Legal and Administrative Officer

Date: May 20, 2011